UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  June 2, 2008



                            LANDAUER, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Delaware
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-9788                           06-1218089
     ------------------------    ------------------------------------
     (Commission File Number)    (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois             60425
----------------------------------------      ----------
(Address of Principal Executive Offices)      (Zip Code)



                            (708) 755-7000
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 5.02  Departure of Directors or Certain Officers;
           Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


     (b) On June 2, 2008, Dr. E. Gail de Planque resigned as a member of the Board of Directors of Landauer, Inc.































































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


                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LANDAUER, INC.



Dated:  June 4, 2008              /s/ Jonathon M. Singer
                                  ------------------------------------
                                  Jonathon M. Singer
                                  Senior Vice President, Finance,
                                  Secretary, Treasurer, and
                                  Chief Financial Officer
                                  (Principal Financial and
                                  Accounting Officer)
















































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